Exhibit 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Alexis P. Michas
ALEXIS P. MICHAS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Nelda J. Connors
NELDA J. CONNORS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Dennis C. Cuneo
DENNIS C. CUNEO

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ David S. Haffner
DAVID S. HAFFNER

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Michael S. Hanley
MICHAEL S. HANLEY

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Paul A. Mascarenas
PAUL A. MASCARENAS

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Shaun E. McAlmont
SHAUN E. MCALMONT

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ John R. McKernan, Jr.
JOHN R. MCKERNAN, JR.

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Deborah D. McWhinney
DEBORAH D. MCWHINNEY

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc. (the “Company”), appoints FREDERIC B. LISSALDE, KEVIN A. NOWLAN and TONIT M. CALAWAY, and each of them severally, his or her true and lawful attorney-in-fact, with full power of substitution, for him or her in any and all capacities, to sign the Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the Delphi Technologies PLC Long-Term Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: October 5, 2020	/s/ Vicki L. Sato
VICKI L. SATO